Contact:

1-800-882-0052

BlackRock MuniAssets Fund, Inc. (MUA) Announces Terms of Rights Offering to Pursue Attractive High Yield Municipal Opportunities

New York, July 17, 2026 – BlackRock MuniAssets Fund, Inc. (NYSE: MUA) (the “Fund”) today announced the terms of transferable rights (“Rights”) to be issued to the holders of the Fund’s common shares of beneficial interest (par value $0.10 per share) (“Shares”) as of July 28, 2026 (the “Record Date”). Holders of Rights will be entitled to subscribe for additional Shares (the “Offer”) at a discount to the market price of the Shares.

BlackRock Advisors, LLC (the “Adviser”) believes this is an attractive time to raise additional assets for the Fund based on several factors, including the following potential benefits:

•

Compelling tax-advantaged income potential: Interest rate volatility has pushed yields higher and steepened the curve, creating, in our view, more attractive entry points. High yield municipal (“HY Muni”) returns are increasingly driven by income, with tax-equivalent yields (TEY) approaching 10%[1].

•

Differentiated access that supports affordable housing in America: Housing affordability remains a significant challenge across the United States. BlackRock is seeking to partner with low-income housing developers to bridge this gap. The Adviser expects to evaluate opportunities for the Fund to invest in tax-exempt bonds that finance affordable rental housing projects, including Low-Income Housing Tax Credit (LIHTC) bonds, where we believe that BlackRock’s access is a differentiator among peers. Shareholders may benefit from above-average anticipated yields and strong fundamentals with historically low defaults. MUA currently allocates less than 50bps to this sector, with the potential to grow the allocation to up to 15-20% of managed assets, providing significant earnings accretion to shareholders.

•

High yield is well positioned: We believe that HY Munis are well positioned to potentially outperform investment grade municipals returns over the coming year. We expect mid- to upper-single-digit total returns for HY Munis, driven by coupon income and stable credit fundamentals. We believe that the broader environment remains pro-risk, with technicals supported by strong demand and modest supply in the sector.

The Fund expects to maintain its current distribution level following the Offer. Shares issued pursuant to the Offer will not be eligible to receive any dividends or distributions with a record date prior to the Expiration Date (defined below).

[1]	BlackRock, Bloomberg as of July 2026.

Key terms of the Offer

Record Date	July 28, 2026

Expiration Date	August 20, 2026, unless extended by the Fund

Rights Ratio	Record Date Shareholders will receive one Right for each Share held; three Rights are required to purchase one new Share.

Subscription Price	The Subscription Price will be determined on the Expiration Date pursuant to the formula described below, subject to a minimum price equal to 90% of the Fund’s NAV per Share at the close of trading on the NYSE on the Expiration Date.

Shareholder Choices	Record Date Shareholders may exercise Rights, sell Rights on the NYSE during the trading period, or allow Rights to expire.

Offering Expenses	The Adviser will bear all expenses of the Offer; such expenses will not be borne by the Fund.

Additional terms of the Offer include:

•

Pricing formula: The subscription price per Share (the “Subscription Price”) will be determined on the expiration date of the Offer, which is August 20, 2026, unless extended by the Fund (the “Expiration Date”), and will be equal to 95% of the average of the last reported sales price per Share on the New York Stock Exchange (the “NYSE”) on the Expiration Date and each of the four (4) immediately preceding trading days (the “Formula Price”). If, however, the Formula Price is less than 90% of the Fund’s NAV per Share at the close of trading on the NYSE on the Expiration Date, the Subscription Price will be 90% of the Fund’s NAV per Share at the close of trading on the NYSE on the Expiration Date. The Subscription Price will be determined by the Fund on the Expiration Date.

•

Over-subscription privilege: Record Date Shareholders who fully exercise all Rights issued to them can subscribe, subject to certain limitations and allotment, for any additional Shares which were not subscribed for by other holders of Rights at the Subscription Price, provided that the Board may eliminate this over-subscription privilege. Investors who are not Record Date Shareholders but who otherwise acquire Rights in the secondary market are not entitled to participate in the over-subscription privilege. If sufficient Shares are available, all Record Date Shareholders’ over-subscription requests will be honored in full. If these requests exceed available Shares, they will be allocated pro rata among those fully exercising Record Date Shareholders who over-subscribe based on the number of Rights originally issued to them by the Fund.

•

Transferable rights: Rights are transferable and are expected to be admitted for trading on the NYSE under the symbol “MUA RT” during the course of the Offer and will cease trading August 19, 2026, one trading day before the Expiration Date. During this time, Record Date Shareholders may choose to sell their Rights if they do not intend to subscribe for additional Shares.

After considering a number of factors, including potential benefits and costs, the Fund’s Board of Directors (the “Board”) and the Fund’s investment adviser, BlackRock Advisors, LLC (the “Adviser”), have determined that it is in the best interests of both the Fund and its shareholders to conduct the Offer and increase the assets of the Fund available to take advantage of existing and future investment opportunities that are consistent with the Fund’s investment objective to provide high current income exempt from U.S. federal income taxes by investing primarily in a portfolio of medium- to lower-grade or unrated municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from U.S. federal income taxes.

The Offer will be made only by means of a prospectus supplement and accompanying prospectus. The Fund expects to mail subscription certificates evidencing the Rights and a copy of the prospectus supplement and accompanying prospectus for the Offer to Record Date Shareholders within the United States shortly following the Record Date. To exercise their Rights, shareholders who hold their Shares through a broker, custodian or trust company should contact such entity to forward their instructions to either exercise or sell their Rights on their behalf. Shareholders who do not hold Shares through a broker, custodian, or trust company should forward their instructions to either exercise or sell their Rights by completing the subscription certificate and delivering it to the subscription agent for the Offer, together with their payment, at one of the locations indicated on the subscription certificate or in the prospectus supplement.

The information in this press release is not complete and is subject to change. This document is not an offer to sell any securities and is not soliciting an offer to buy any securities in any jurisdiction where the offer or sale is not permitted. This document is not an offering, which can only be made by a prospectus. Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The Fund’s prospectus supplement and accompanying prospectus will contain this and additional information about the Fund and additional information about the Offer, and should be read carefully before investing. For further information regarding the Offer, or to obtain a prospectus supplement and the accompanying prospectus, when available, please contact the Fund’s information agent:

Georgeson LLC

51 West 52nd Street, 6th Floor

New York, NY 10019

1-888-812-8436

About BlackRock

BlackRock’s purpose is to help more and more people experience financial well-being. As a fiduciary to investors and a leading provider of financial technology, we help millions of people build savings that serve them throughout their lives by making investing easier and more affordable. For additional information on BlackRock, please visit www.blackrock.com/corporate.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Fund on a monthly basis on its website in the “Closed-end Funds” section of www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Fund. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this release.

Forward-Looking Statements

This press release, and other statements that BlackRock or the Fund may make, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to the Fund’s or BlackRock’s future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” or similar expressions.

BlackRock cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and BlackRock assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

With respect to the Fund, the following factors, among others, could cause actual events to differ materially from forward-looking statements or historical performance: (1) changes and volatility in political, economic or industry conditions, the interest rate environment, foreign exchange rates or financial and capital markets, which could result in changes in demand for the Fund or in the Fund’s net asset value; (2) the relative and absolute investment performance of the Fund and its investments; (3) the impact of increased competition; (4) the unfavorable resolution of any legal proceedings; (5) the extent and timing of any distributions or share repurchases; (6) the impact, extent and timing of technological changes; (7) the impact of legislative and regulatory actions and reforms, and regulatory, supervisory or enforcement actions of government agencies relating to the Fund or BlackRock, as applicable; (8) terrorist activities, international hostilities, health epidemics and/or pandemics and natural disasters, which may adversely affect the general economy, domestic and local financial and capital markets, specific industries or BlackRock; (9) BlackRock’s ability to attract and retain highly talented professionals; (10) the impact of BlackRock electing to provide support to its products from time to time; and (11) the impact of problems at other financial institutions or the failure or negative performance of products at other financial institutions.

Annual and Semi-Annual Reports and other regulatory filings of the Fund with the Securities and Exchange Commission (“SEC”) are accessible on the SEC’s website at www.sec.gov and on BlackRock’s website at www.blackrock.com, and may discuss these or other factors that affect the Fund. The information contained on BlackRock’s website is not a part of this press release.

##

5